UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2016

Item 1. Report to Shareholders

Emerging Europe Fund	April 30, 2016

The views and opinions in this report were current as of April 30, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Emerging European equity markets were extremely volatile but generally rose in the six-month period ended April 30, 2016. Oil price and currency exchange rate fluctuations were major drivers of stock market performance. In the first three months of our fiscal year, markets in our investment universe, especially Russia, suffered as oil prices declined and as the U.S. dollar strengthened amid expectations that the Federal Reserve’s mid-December rate increase would be followed by several additional rate hikes in 2016. In the second half of the period, equity market performance improved dramatically as these trends reversed: Oil prices rebounded sharply from 13-year lows in mid-February, while the dollar fell broadly because the Fed reduced expectations for more rate hikes in 2016 due to global risks to the U.S. economy.

Your fund returned 6.50% in the last six months. As shown in the Performance Comparison table, the fund performed in line with its benchmark, the MSCI Emerging Markets Europe Index. During the first half of our reporting period, the fund declined but held up much better than the benchmark due to our focus on high-quality companies in the region and our underweighting in Russia. A momentum rally in the second half of the period reversed our relative performance advantage. We believe, however, that our defensive positioning is appropriate given the economic and geopolitical challenges in the region.

PORTFOLIO REVIEW

Russia
The Russian stock market rebounded sharply in the last six months, rising about 13% in dollar terms. Russia’s recession has been exacerbated by Ukraine-related U.S. and European Union (EU) sanctions and, more significantly, the deep dive in oil prices since mid-2014. Because Russia’s economy remains highly linked to oil, and because a global glut is likely to weigh on oil prices for some time, the country is likely to experience a gradual, tepid recovery in the years ahead. Nevertheless, we believe investors can make money by investing in Russia. We are underweighting the energy sector while pursuing five major medium- to long-term investment themes in Russia. These include: strong companies getting stronger, exporters benefiting from a weaker ruble, import substitution, Internet-based companies, and high-dividend-paying companies. The decline in our Russia exposure over the last six months, from roughly 46% to 40% of the portfolio, reflects our concentration in our highest-conviction names.

The first, most attractive theme is investing in strong companies that are getting stronger. We favor Sberbank and food retailers Magnit and X5 Retail Group. Sberbank was our top contributor in the last six months. The company’s profitability is improving and outpacing competitors. Magnit fared poorly because 60% of its stores are located in smaller Russian cities and towns, where the consumer has suffered most. But we believe it is best positioned for an eventual macroeconomic recovery in Russia. Our position in X5 held up better, as the company’s turnaround efforts continued and X5 has an opportunity to improve its operating efficiency. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The second investment theme we are pursuing is among export-oriented companies that depend on commodities whose prices have held up relatively well and that are benefiting from a weaker ruble. Two examples are PhosAgro and Acron, a new holding. The former, which was one of our better performers in the last six months, is the lowest-cost phosphate producer in the world. Acron, a global fertilizer producer, is benefiting from some of the same trends helping PhosAgro. Ruble depreciation has boosted Acron’s profitability, as 83% of its sales are exports while its costs are largely in rubles. Acron has launched three new investment projects that we believe will lead to production growth. In addition, the stock’s valuation is very low, and it offers an attractive dividend yield.

The third theme is import substitution. In response to tensions with the West, Russia’s government is subsidizing domestic food producers and banning foreign food imports. Our position in UK-listed Ros Agro appreciated significantly because of this situation. Ros Agro is also raising capital to expand in Russia and potentially acquire other assets. The fourth theme is focused on Internet-based businesses. A new holding and a strong performer over the last six months is Sweden-based Vostok New Ventures, a holding company that invests in online classified website operators and transportation companies, such as taxi and long-distance ridesharing companies. We believe its stake in Avito, the leading online classified site operator in Russia, is a great asset and worth significantly more than its current valuation.

Our fifth Russian investment theme is companies with high dividend yields. Among our higher-yielding holdings were preferred shares of Surgutneftegas, which we believe is a defensive way to invest in the Russian oil and gas segment, and common shares of mining company MMC Norilsk Nickel. We eliminated telecommunication services companies MegaFon and Netherlands-listed VimpelCom, in part because of headwinds from Tele2’s entry into the Moscow market, where it is offering much lower pricing than competitors. Also, their valuations were less attractive following share price rallies.

Frontier Markets
We continued to invest a small portion of the fund’s assets in the frontier markets of Ukraine, Georgia, and resource-rich Kazakhstan. These countries are not represented in our benchmark, but they offer select long-term growth opportunities and help us diversify the portfolio. Poultry and grain producer MHP remains a fundamentally good business, but it has been largely overlooked due to its location in war-torn Ukraine. Georgian banks Bgeo Group (formerly Bank of Georgia Holdings) and TBC Bank did well for us, but Halyk Savings Bank of Kazakhstan fell sharply. A new holding in this region is Georgia Healthcare, which we purchased when Bank of Georgia Holdings spun off this private equity position last November. The company, which owns and operates a network of hospitals and ambulatory clinics, is operating in an underpenetrated market and experiencing high growth like other health care entities in emerging markets. At the same time, the company, which is listed in the UK, follows higher standards in management quality, corporate governance, and disclosure.

Turkey
Turkish stocks rose 13% in dollar terms in the last six months, helped by a 4% gain in the lira versus the dollar. The economy grew at a strong 4% rate in 2015, helped by lower energy costs. Inflation, while still elevated, has been trending lower. This contributed to the central bank’s decision to reduce interest rates twice toward the end of our reporting period. Concerns about the central bank losing its independence have moved to the back burner for the time being, as Murat Cetinkaya, the newly appointed head of the central bank, has assured investors that controlling inflation remains the central bank’s priority. We continue to monitor Turkey’s political situation very closely, particularly President Recep Tayyip Erdogan’s concentration of power. In fact, immediately after our reporting period ended, the prime minister resigned, in part because certain constitutional powers have been taken away from him. The prime minister was to be replaced when the ruling Justice and Development Party met on May 22.

Our allocation to Turkey increased from 20% to 25% of assets over the last six months due, in part, to market appreciation. In general, Turkish stock valuations are reasonable, but, as with Russia, we are focusing on higher-conviction names. Banks remain important core holdings in Turkey, and we are overweighting them because they appear to be quite cheap. We eliminated Yapi ve Kredi Bankasi in favor of Akbank, a profitable but conservatively positioned bank that has been aggressively focusing on cost containment and should be able to navigate any possible macro and political backdrop fairly well. It may be the best managed bank in Turkey. Our other bank holdings are Turkiye Garanti Bankasi, which was one of the fund’s top absolute contributors to performance, and Turkiye Halk Bankasi.

Our other holdings in Turkey are intended to benefit from the development of a consumer economy and/or from the improving export markets. For example, we own shares of car manufacturers Tofas Turk Otomobil Fabrikasi, which we added to the portfolio in the last six months, and Ford Otomotiv Sanayi. Both made a solid contribution to fund performance, but we have higher conviction in Tofas, as the company is seeing surprisingly strong demand for its new models both in Turkey and abroad.

A new position in Turkey, and one of the fund’s top contributors, is Ulker Biskuvi Sanayi. Ulker is the number one biscuit, cake, and chocolate producer in Turkey with very strong brands, yet it trades at a discount to its international peers. It is one of our highest-conviction holdings in Turkey. We are especially excited about Ulker’s potential to increase export revenues through its parent company’s creation of a regional distribution company.

Central Eastern Europe
Poland’s market sagged more than 7% over the last six months, as the new populist government began implementing banking taxes to help fund its social program spending, so our country underweight (4% of assets versus 16% for the benchmark as of April 30) helped our relative performance. We maintained positions in two higher-quality banks with decent dividend payouts—Bank Pekao and Bank Zachodni—and in shares of shoe retailer CCC. We believe CCC will perform well in 2016 as a new Polish subsidy for families with at least two children should lift consumer spending, as its business in Germany and Austria starts to gain momentum, and as an acquisition of an online competitor should support revenue growth and generate cost savings. We sold our stake in Portugal-based Jeronimo Martins, which owns the Biedronka grocery store chain in Poland, based on the company’s valuation and the slowing of Biedronka’s growth rate.

Hungary’s market vaulted 31% in the last six months, helped by solid economic growth and anticipation that credit rating agencies could upgrade the sovereign debt back into investment-grade territory. As the period ended, interest rate reductions and expectations for tax cuts in the country’s 2017 budget further lifted investor sentiment. Our position in OTP Bank was one of the portfolio’s top absolute contributors, benefiting from the favorable macro backdrop in both Hungary and Romania. We trimmed our position a little, as its valuation discount versus its peers has narrowed. Airline operator Wizz Air Holdings disappointed, in part because of an Irish competitor’s plans to expand into central Eastern Europe. We continue to believe Wizz Air remains a strong longer-term growth story and will benefit from increased regional travel.

Shares in Romania, a non-benchmark country, fell about 4% over the last six months. We remain excited by developments in Romania, which features solid economic growth—in fact, it is one of the fastest-growing EU countries—as well as a cheap labor force, reform momentum, and a continuing drive against corruption. We believe banks are the best way to harness the potential of the Romanian economy. Our primary investments are BRD–Groupe Societe Generale and Banca Transilvania. The former sagged, the latter performed well. We also hold a small stake in Fondul Proprietatea, an investment fund with general exposure to the Romanian economy and an attractive dividend yield.

While Austria is not part of emerging Europe, it is home to some companies that operate or conduct business in our opportunity set. The Austrian banking sector is not especially efficient, but we like Erste Group Bank because of its exposure to the more profitable markets of Romania and the Czech Republic. Unfortunately, shares did not perform well. On the other hand, our position in DO & CO produced excellent returns as the company has continued delivering strong growth and taking market share in the global airline catering market. The company provides catering and food services to airlines and major events across the world, with its biggest exposure being to Turkey.

OUTLOOK

The brisk rebound in emerging European equity markets in the last few months is encouraging, but we anticipate challenging economic and geopolitical conditions to prevail in the period ahead. Stock valuations in many of the region’s markets are attractive, if not compelling, but patience and a long-term investment horizon are necessary given the complexities in the region.

In Russia, the economy remains closely tied to oil prices, and sanctions from the West remain in place. Unless oil makes a rapid and lasting rebound—which seems highly unlikely given global supply and demand dynamics—we believe Russia will experience a very gradual recovery. That said, some companies have been able to adapt to a tougher environment, and we believe we can make profitable investments in Russia, particularly companies in non-energy sectors whose growth prospects look more promising.

Turkey’s long-term economic growth potential is strong, helped by favorable demographics, but in the near term, uncertainty about the domestic political situation and the potential for early parliamentary elections could have a significant impact on the financial markets. Still, valuations generally look appealing, especially for the banks, but we believe it is important to be selective through our rigorous, fundamental research.

Central Eastern Europe is offering more opportunities, as several economies are growing at a steady clip. We remain especially excited about growth prospects in Romania but continue to be cautious about Poland due to high valuations and new government taxes and regulations on the banking sector.

As always, we would like to remind our investors that this fund has a high risk/return profile. Because of its narrow geographic focus and relatively small number of holdings, the fund can be extremely volatile and should represent only a small portion of a long-term investor’s well-diversified portfolio.

Thank you for your confidence in T. Rowe Price.

Respectfully submitted,

Ulle Adamson
Portfolio manager

May 16, 2016

The portfolio manager has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country, limited geographic region, or emerging markets tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

MSCI Emerging Markets Europe Index: An index that tracks the performance of stocks in several emerging European markets.

Price-to-earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its reported earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Return on equity (ROE): A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/16
Sberbank, Russia	11.5%
Turkiye Garanti Bankasi, Turkey	5.9
Magnit, Russia	5.7
OTP Bank, Hungary	5.1
X5 Retail Group, Russia	4.3
Luxoft Holding, Switzerland	4.0
Turkiye Halk Bankasi, Turkey	3.6
Lukoil, Russia	3.4
BIM Birlesik Magazalar, Turkey	3.2
Ulker Biskuvi Sanayi, Turkey	2.7
Novatek, Russia	2.6
PhosAgro, Russia	2.5
DO & CO, Austria	2.4
Erste Group Bank, Austria	2.3
Surgutneftegas, Russia	2.2
Emlak Konut Gayrimkl Yatirim Ortak, Turkey	2.0
Ros Agro, Russia	2.0
Banca Transilvania, Romania	2.0
Fondul Proprietatea, Romania	1.9
Coca-Cola Icecek, Turkey	1.8
CCC, Poland	1.7
Akbank, Turkey	1.7
EPAM Systems, United States	1.7
Wizz Air Holdings, Hungary	1.6
Bgeo Group, Georgia	1.4
Total	79.2%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	6 Months Ended 4/30/16	Year Ended 10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
NET ASSET VALUE						
Beginning of period	$ 11.83	$ 16.11	$ 20.50	$ 18.52	$ 17.83	$ 21.66
Investment activities						
Net investment income (loss) (1)	(0.01)	0.21	0.17	0.34	0.13	(0.02)
Net realized and unrealized gain / loss	0.76	(4.30)	(4.17)	1.78	0.56	(3.81)
Total from investment activities	0.75	(4.09)	(4.00)	2.12	0.69	(3.83)
Distributions						
Net investment income	(0.20)	(0.19)	(0.39)	(0.14)	–	–
NET ASSET VALUE						
End of period	**$ 12.38**	**$ 11.83**	**$ 16.11**	**$ 20.50**	**$ 18.52**	**$ 17.83**
Ratios/Supplemental Data						
Total return(2)	**6.50%**	**(25.34)%**	**(19.85)%**	**11.50%**	**3.87%**	**(17.68)%**
Ratio of total expenses to average net assets	1.80%(3)(4)	1.76%(3)	1.51%(3)	1.47%(3)	1.55%(3)	1.45%(3)
Ratio of net investment income (loss) to average net assets	(0.19)%(4)	1.65%	0.95%	1.75%	0.71%	(0.09)%
Portfolio turnover rate	28.0%	63.9%	31.7%	17.1%	10.9%	21.7%
Net assets, end of period (in thousands)	$ 164,610	$ 160,293	$ 246,097	$ 379,288	$ 420,400	$ 493,699

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Includes depository receipt expense equal to 0.10%, 0.13%, 0.08%, 0.11%, 0.18%, and 0.12% of average net assets for the period ended 4/30/16, and the years ended 10/31/15, 10/31/14, 10/31/13, 10/31/12, and 10/31/11, respectively - See Note 3.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

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Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
AUSTRIA 4.7%		
Common Stocks 4.7%		
DO & CO (TRY)	34,298	3,897
Erste Group Bank (1)	132,790	3,819
Total Austria (Cost $7,152)		7,716
GEORGIA 3.8%		
Common Stocks 3.8%		
Bgeo (GBP)	67,569	2,261
Georgia Healthcare (GBP) (1)	765,194	2,169
TBC Bank, GDR (USD) (2)	179,553	1,885
Total Georgia (Cost $5,502)		6,315
HUNGARY 6.7%		
Common Stocks 6.7%		
OTP Bank	318,088	8,424
Wizz Air Holdings (GBP) (1)	94,732	2,602
Total Hungary (Cost $8,553)		11,026
KAZAKHSTAN 1.2%		
Common Stocks 1.2%		
Halyk Savings Bank of Kazakhstan, GDR (USD)	267,574	964
Kazakhstan Kagazy, GDR (USD) (1)(2)(3)(4)	327,395	324
KCell, GDR (USD) (1)	210,419	610
Total Kazakhstan (Cost $19,290)		1,898
POLAND 3.7%		
Common Stocks 3.7%		
Bank Pekao	47,868	1,947
Bank Zachodni	19,800	1,377

Preferred Stocks 2.2%		
Surgutneftegas	5,469,800	3,547
		3,547
Total Russia (Cost $57,033)		65,136
SWEDEN 1.2%		
Common Stocks 1.2%		
Vostok New Ventures, GDR (1)	342,070	1,947
Total Sweden (Cost $1,723)		1,947
SWITZERLAND 4.0%		
Common Stocks 4.0%		
Luxoft Holding (USD) (1)	115,100	6,654
Total Switzerland (Cost $4,235)		6,654
TURKEY 24.9%		
Common Stocks 24.9%		
Akbank	897,629	2,759
Avivasa Emeklilik Ve Hayat	206,678	1,456
BIM Birlesik Magazalar	238,736	5,256
Coca-Cola Icecek	201,072	2,949
Emlak Konut Gayrimkl Yatirim Ortak	3,093,817	3,328
Ford Otomotiv Sanayi	167,738	2,254
Haci Omer Sabanci Holding	473,033	1,708
Tofas Turk Otomobil Fabrikasi	164,360	1,301
Turkiye Garanti Bankasi	3,161,911	9,741
Turkiye Halk Bankasi	1,522,503	5,849
Ulker Biskuvi Sanayi	561,764	4,473
Total Turkey (Cost $31,090)		41,074

UKRAINE 0.5%		
Common Stocks 0.5%		
MHP, GDR (USD)	93,828	863
Total Ukraine (Cost $1,408)		863
UNITED STATES 1.7%		
Common Stocks 1.7%		
EPAM Systems (1)	37,400	2,728
Total United States (Cost $2,728)		2,728
SHORT-TERM INVESTMENTS 2.5%		
Money Market Funds 2.5%		
T. Rowe Price Reserve Investment Fund, 0.31% (3)(5)	4,109,260	4,109
Total Short-Term Investments (Cost $4,109)		4,109
Total Investments in Securities		
99.7% of Net Assets (Cost $158,571)		**$ 164,187**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares are denominated in the currency of the country presented unless otherwise noted.

(1) Non-income producing

(2) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $2,209 and represents 1.3% of net assets.

(3) Affiliated Company

(4) Level 3 in fair value hierarchy. See Note 2.

(5) Seven-day yield

ADR American Depository Receipts

GBP British Pound

GDR Global Depository Receipts

TRY Turkish Lira

USD U.S. Dollar

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Europe Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund incepted on August 31, 2000. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in the emerging market countries of Europe.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions, if any, are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2016:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2016.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended April 30, 2016. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at April 30, 2016, totaled $(69,000) for the six months ended April 30, 2016.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 81% of the fund’s net assets were invested in emerging markets and 7% in frontier markets. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

In response to political and military actions undertaken by Russia, the U.S., European Union, and other jurisdictions have instituted various sanctions against Russia. These sanctions and additional sanctions, if issued, could have adverse consequences for the Russian economy, including a weakening or devaluation of the ruble, a downgrade in the country’s credit rating, and a significant decline in the value and liquidity of securities issued by Russian companies or the Russian government. Sanctions could impair a fund’s ability to invest in accordance with its investment program, to determine the overall value of its net assets, and to sell holdings as needed to meet shareholder redemptions. At April 30, 2016, approximately 40% of the fund’s net assets were invested in Russian securities; on that date, none of the fund’s investments were in securities issued by entities subject to sanctions.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Depository Receipts The fund may invest in American Depository Receipts (ADRs), Global Depository Receipts (GDRs), and other depository receipts, which are certificates issued by U.S. and international banks that represent ownership of foreign securities held by the issuing bank. Depository receipts are transferable, trade on established markets, and entitle the holder to all dividends paid by the underlying foreign security. Issuing banks generally charge a security administration fee.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $42,453,000 and $51,386,000, respectively, for the six months ended April 30, 2016.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. As of October 31, 2016, the fund had $199,495,000 of available capital loss carryforwards, which expire as follows: $164,340,000 in fiscal 2017, and $7,949,000 in fiscal 2018; $27,206,000 have no expiration.

At April 30, 2016, the cost of investments for federal income tax purposes was $158,571,000. Net unrealized gain aggregated $5,615,000 at period-end, of which $37,373,000 related to appreciated investments and $31,758,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax, and capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2016, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2016, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2016, expenses incurred pursuant to these service agreements were $24,000 for Price Associates; $220,000 for T. Rowe Price Services, Inc.; and $6,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2016, the fund was allocated $4,000 of Spectrum Funds’ expenses, of which $3,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. Less than $1,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2016, approximately 4% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended April 30, 2016, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

On March 11, 2016, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

This information, combined with the Board’s ongoing review of investment results and factoring in the relative market conditions during certain of the performance periods, led to the Board’s determination that the fund’s results for certain time periods were less than satisfactory. The Advisor provided its assessment of the fund’s investment results and outlook, and the Board concluded that it was satisfied with the Advisor’s response.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds. The information also indicated that the fund’s total expense ratio was above the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business, and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account, and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date June 16, 2016